UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 28, 2006
Solexa, Inc.
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

0-22570	94-3161073
(Commission File No.)	(IRS Employer Identification No.)
25861 Industrial Blvd.
Hayward, California 94545
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (510) 670-9300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT 99.1

Item 2.02.     Results of Operations and Financial Condition.
On March 28, 2006, Solexa, Inc. issued a press release announcing financial results for the fourth quarter and fiscal year ended December 31, 2005. A copy of such press release, entitled “Solexa Reports Fourth Quarter Financial Results,” is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
The information in this report on Form 8-K, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Solexa, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 9.01.     Financial Statements and Exhibits.
(d)	Exhibits:

Exhibit
Number	Description

99.1	Press release entitled “Solexa Reports Fourth Quarter Financial Results,” dated March 28, 2006.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Solexa, Inc.
Dated: March 28, 2006	By:	/s/ John West
		Name:	John West
		Title:	Chief Executive Officer (Principal Executive Officer)

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INDEX TO EXHIBITS
EXHIBITS

Exhibit
Number	Description

99.1	Press release entitled “Solexa Reports Fourth Quarter Financial Results,” dated March 28, 2006.